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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 April 25, 2003
                Date of Report (date of earliest event reported)


                           NATIONAL DENTEX CORPORATION
             (Exact name of registrant as specified in its charter)


         MASSACHUSETTS                   000-23092               04-2762050
(State or Other Jurisdiction of    (Commission File Number)   (I,R.S. Employer
 Incorporation or Organization)                              Identification No.)

     526 Boston Post Road, Wayland, MA                        01778
   (Address of Principal Executive Offices)                 (Zip Code)


                                 (508) 358-4422
                (Registrant's Telephone No., including Area Code)


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(99) Press release, dated April 25, 2003, issued by National Dentex Corporation


Item 9. Regulation FD Disclosure

The following information is furnished pursuant to Item 9, Regulation FD Disclosure and Item 12, Disclosure of Results of Operations and Financial Condition.

On April 25, 2003, National Dentex Corporation (NADX) issued a press release setting forth NADX's first quarter 2003 earnings. A copy of NADX's press release is attached hereto as Exhibit 99 and hereby incorporated by reference.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NATIONAL DENTEX CORPORATION



April 30, 2003                             /s/  RICHARD F. BECKER, JR.
                                      By:----------------------------------
                                          Richard F. Becker, Jr.,
                                          Vice President, Treasurer & CFO


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